March 26, 1999


JPE, Inc.
775 Technology Drive
Suite 200
Ann Arbor, Michigan 48108
Attention: Messrs. Richard P. Eidswick, Richard Chrysler and James J. Fahrner

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK, NBD BANK, NATIONAL BANK OF CANADA, HARRIS TRUST AND SAVINGS BANK, AND BANK ONE, DAYTON, N.A. (COLLECTIVELY, THE "BANKS"), COMERICA BANK, AS AGENT FOR THE BANKS ("AGENT"), JPE, INC. ("COMPANY") AND API/JPE, Inc. (FORMERLY KNOWN AS ALLPARTS, INCORPORATED ("API"), DAYTON PARTS, INC.) ("DPI"), SAC CORPORATION, STARBOARD INDUSTRIES, INC. ("SBI"), INDUSTRIAL & AUTOMOTIVE FASTENERS, INC. ("IAF"), PLASTIC TRIM, INC. ("PTI"), BRAKE, AXLE AND TANDEM COMPANY CANADA INC. AND JPE FINISHING, INC. (COLLECTIVELY, "GUARANTORS") DATED AUGUST 10, 1998, AND AMENDED BY A FIRST AMENDMENT DATED AUGUST 31, 1998, A SECOND AMENDMENT DATED SEPTEMBER 4, 1998, A THIRD AMENDMENT DATED SEPTEMBER 16, 1998, A FOURTH AMENDMENT DATED OCTOBER 1, 1998 AND A FIFTH AMENDMENT DATED DECEMBER 1, 1998 (AS AMENDED, THE "FORBEARANCE AGREEMENT")

Dear Messrs. Eidswick, Chrysler and Fahrner:

Company and Guarantors have requested that Banks amend the Forbearance Agreement to permit Company to sell its stock in IAF to MacLean-Fogg Company under a definitive stock purchase agreement dated March 26, 1999 ("IAF Agreement").

Subject to written acceptance by Company and Guarantors of the following terms and conditions, Agent and Banks are willing to amend the Forbearance Agreement, as follows:

1.   All  capitalized   terms  not  defined  in  this  sixth  amendment  ("Sixth
     Amendment") to the Forbearance Agreement shall have the meanings described in the Forbearance Agreement and/or the Loan Documents.

2. Except as modified by this Sixth Amendment, the Indebtedness and the financing arrangements among Agent, Banks, Company and Guarantors shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed. The liens and security interests granted to Agent and Banks under the Loan Documents and the Forbearance Agreement are also ratified and confirmed by Company and the undersigned Guarantors. This Sixth Amendment shall be binding upon and shall inure to the benefit of Agent, Banks, Company and the undersigned Guarantors, and their respective successors and assigns.

3. The Purchase Price, as defined in the IAF Agreement, must be not less than $20,000,000, payable on the Closing Date..

4. The Purchase Price shall be paid at closing directly to Agent in immediately available funds. Company may pay the Old Payables (as defined in the IAF Agreement). Company may provide funds for any amounts presented as due and owing pursuant to any checks of IAF issued on or prior to March 26, 1999 not to exceed a total of $386,012. Company acknowledges that all rights of Company under the IAF Agreement and any escrow agreement or other related agreement or document are subject to Agent's security interest.

5. Effective upon closing and payment of the Purchase Price to Agent, Agent and Banks agree: (a) the obligations of IAF with respect to the Indebtedness or otherwise, as Guarantor or otherwise, under the Credit Agreement, the Forbearance Agreement or any other Loan Document shall be terminated in full and IAF shall be released from such obligations without any further action; (b) all rights, mortgages, security interests and liens in favor of Agent granted by or on behalf of IAF securing the Indebtedness shall be deemed terminated, released, cancelled and discharged; (c) any and all UCC-3 termination statements and/or discharges of mortgage necessary to release such rights, mortgages, security interests and liens of record shall be delivered to IAF.

6. Company and Guarantors represent that this Sixth Amendment has been duly authorized by each corporation's Board of Directors. Attached as Exhibit A is a certified resolution and a certificate of incumbency for each.

7. This Sixth Amendment is not a waiver by Banks of any defaults under the Forbearance Agreement and/or the Loan Documents.

8.   Company and the undersigned  Guarantors  hereby  represent and warrant that
     (a) execution, delivery and performance of this Sixth Amendment are not in contravention of law or the terms of any agreement by which they are bound, and do not require the consent or approval of any governmental body, agency, or authority, and this Sixth Amendment will be valid and binding in accordance with its terms; (b) the continuing representations and warranties of Company and the undersigned Guarantors set forth in Loan Documents are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof other than as previously specified in writing to Agent and Banks; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Forbearance Agreement, has occurred and is continuing as of the date hereof other than as previously specified in writing to Agent and Banks.

9. COMPANY, THE UNDERSIGNED GUARANTORS, AGENT AND BANKS ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS SIXTH AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

10. COMPANY AND THE UNDERSIGNED GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF COMPANY AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT, BANKS, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS COMPANY AND/OR GUARANTORS MAY HAVE, OR MAY HAVE MADE, OR ARE BASED ON FACTS OR CIRCUMSTANCES ARISING, AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS SIXTH AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, BANKS, THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

Very truly yours,

COMERICA BANK, Agent

By:   /s/ Cynthia B. Jones
      --------------------------
      Cynthia B. Jones
Its:  Vice President
Special Assets Group
P.O. Box 75000
Detroit, Michigan 48275-3205
(313) 222-3780
(313) 222-5706 Fax


COMERICA BANK                               NBD BANK

By:   /s/ Cynthia B. Jones                  By:   /s/ Scott E. Roman
      --------------------------                  -------------------------
                                                  As Agent for NBD Bank
Its:  Vice President                        Its:  Vice President


NATIONAL BANK OF CANADA                     HARRIS TRUST and SAVINGS BANK

By:   /s/ Loriann Curnyn                    By:   /s/ Sandra J. Sanders
      --------------------------                  -------------------------
Its:  Group Vice President                  Its:  Sr. Vice President

By:   /s/
      --------------------------
Its:  Vice President


BANK ONE, DAYTON, N.A.

By:   /s/ Scott E. Roman
      --------------------------
Its:  Vice President



ACKNOWLEDGED AND AGREED:

JPE, INC.                                   INDUSTRIAL & AUTOMOTIVE
                                              FASTENERS, INC.

By:   /s/ Richard R. Chrysler               By:   /s/ Richard R. Chrysler
      --------------------------                  -------------------------
Its:  President                             Its:  President

Date: 3/26/99                               Date: 3/26/99



API/JPE, INC.                               BRAKE, AXLE AND TANDEM
(formerly Allparts, Incorporated)             COMPANY CANADA INC.

By:   /s/ Richard R. Chrysler               By:   /s/ Richard R. Chrysler
      --------------------------                  -------------------------
Its:  President                             Its:  Chief Executive Officer

Date: 3/26/99                               Date: 3/26/99



DAYTON PARTS, INC.                          JPE FINISHING, INC.


By:   /s/ Richard R. Chrysler               By:   /s/ Richard R. Chrysler
      --------------------------                  -------------------------
Its:  Chief Executive Officer               Its:  President

Date: 3/26/99                               Date: 3/26/99



SAC CORPORATION

By:   /s/ Richard R. Chrysler
      --------------------------
Its:  President

Date: 3/26/99